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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  July 5, 2002
(Date of earliest event report):


                        ADVANTAGE MARKETING SYSTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)


        OKLAHOMA                        001-13343             73-1323256
        (State or Other             (Commission File         (IRS Employer
        Jurisdiction of                  Number)            Identification
        Incorporation or                                        Number)
        Organization)

           2601 N.W. Expressway, Suite 1210W, Oklahoma City, OK      73112
               (Address of Principal Executive Offices)            (Zip Code)


       Registrant's telephone number, including area code: (405) 842-0131

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ITEM 5.  Other Events.

         Attached is the speech to be presented by Advantage Marketing Systems, Inc. CEO John W. Hail at the annual meeting of shareholders to be held on July 6, 2002.

Item 7.  Financial Statements and Exhibits

   (a)   Exhibits

99.1     John W. Hail speech for annual shareholder meeting

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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                         ADVANTAGE MARKETING SYSTEMS, INC.

                                         REGGIE COOK
                                         By:  Reggie Cook
                                         Chief Financial Officer
Date:  July 5, 2002


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                                  EXHIBIT INDEX



Exhibit
No.                Description                                Method of Filing
-------            -----------                                ----------------
99.1               John W. Hail speech for annual             Filed herewith
                   shareholder meeting                        electronically